SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): February 28, 2005


                               Neurologix, Inc.
            (Exact name of registrant as specified in its charter)


             DELAWARE                    0-13347                06-1582875
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  (State or other jurisdiction of       (Commission          I.R.S. Employer
  incorporation or organization)        File Number)        Identification No.)


        ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY                      07024
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      (Address of principal executive offices)                    (Zip Code)


                                (201) 592-6451
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             (Registrant's telephone number, including area code)


                                     None
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             (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01     Entry into a Material Definitive Agreement

         Neurologix, Inc. (the "Company") has entered into certain amendments to the Stock Purchase Agreement, dated as of February 4, 2005 (the "Stock Purchase Agreement"), by and among the Company, Merlin Biomed Long Term Appreciation Fund LP, a Delaware limited partnership (the "Appreciation Fund"), and Merlin Biomed Offshore Master Fund LP, a Cayman Islands limited partnership (the "Master Fund"). Such amendments are substantially in the form of the amendment attached as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on February 25, 2005 (the "February 25 8-K"), which is incorporated herein by reference. Pursuant to the terms of the Stock Purchase Agreement, as amended by the amendments, between February 28 and March 3, 2005, the Company issued and sold to certain private investors an approximate total of 538,846 shares of common stock, par value $0.001 per share (the "Common Stock"), and warrants to purchase 134,710 shares of Common Stock for total consideration of about $700,500. Such investors also became party to the Registration Rights Agreement, dated as of February 4, 2005, by and among the Company and the Appreciation Fund and Master Fund.

         The Stock Purchase Agreement, form of warrant and Registration Rights Agreement attached as Exhibits 10.1, 10.2, and 10.3, respectively, to the Current Report on Form 8-K filed by the Company on February 10, 2005 (the "February 10 8-K") and the summary thereof set forth in Item 1.01 of the February 10 8-K are incorporated by reference herein.

Item 3.02     Unregistered Sales of Equity Securities.

         As disclosed under Item 1.01 hereof and Item 1.01 of the February 25 8-K, between February 18 and March 3, 2005, the Company issued and sold approximately 1,331,152 shares of Common Stock and 332,780 Warrants to certain private investors. The aggregate consideration received by the Company in connection with these transactions was about $1,730,500. No underwriting discounts or commissions were paid by the Company in connection with these transactions. The transactions were exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Section 506 of Regulation D promulgated thereunder. The Company relied upon the representations made by the purchasers pursuant to the Stock Purchase Agreement, as amended, in determining that such exemptions were available.

         The description of the warrants set forth in Item 1.01 of the February 10 8-K is incorporated by reference herein.

Item 7.01     Regulation FD Disclosure

         A copy of the press release announcing the transactions described in
Section 1.01 hereof is attached hereto as Exhibit 99.1 and is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

See exhibit index below.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEUROLOGIX, INC.


Date: March 3, 2005                     By:  /s/ Mark S. Hoffman
                                             -----------------------------
                                             Name:  Mark S. Hoffman
                                             Title: Secretary and Treasurer



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                                 Exhibit Index
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Number            Title
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99.1              Press release, dated March 3, 2005